Exhibit 10.9.1

    The following Appendix A should be read in connection with the Severance Protection Agreements, dated September 29, 2000, filed as Exhibit 10.10 to our registration statement on Form S-4, filed with the Commission on August 16, 2002, and incorporated by reference in Exhibit 10.9 to this annual report on Form 10-K.

                                   APPENDIX A

NAME OF EXECUTIVE:                                      Jean C. Rostollan
ADDRESS:                                                1108 Walden Court
                                                        Burnsville, MN 55337
2000 BASE SALARY:                                       $175,000.00
PROTECTION PERIOD:                                      52 Weeks
OTHER BENEFITS:                                         None